UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2017

HC2 HOLDINGS, INC.

Delaware	001-35210		54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

450 Park Avenue, 30th Floor
	New York, NY	10022
	(Address of principal executive offices)	(Zip Code)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2017, HC2 Holdings, Inc. (the “Company”) entered into a voluntary conversion agreement (the “Voluntary Conversion Agreement”) with a certain holder (the “Preferred Holder”) of 2,308 shares of the Company’s Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) and 1,000 shares of the Company’s Series A-1 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”). The transaction provided for in the Voluntary Conversion Agreement and described below is referred to as the “Voluntary Conversion.”

Pursuant to the terms of the Voluntary Conversion Agreement, the Company and the Preferred Holder have mutually agreed that on the closing date of the Voluntary Conversion, (i) the Preferred Holder will voluntarily convert the 2,308 shares of Series A Preferred Stock it holds and 998 of the 1,000 shares of Series A-1 Preferred Stock it holds into 785,499 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) pursuant to the terms of the Certificate of Designation of Series A Convertible Participating Preferred Stock (the “Series A Certificate of Designation”) and the Certificate of Designation of Series A-1 Convertible Participating Preferred Stock (the “Series A-1 Certificate of Designation”), such amount representing the number of shares of Common Stock into which the 2,308 shares of Series A Preferred Stock and 998 shares of Series A-1 Preferred Stock held by the Preferred Holder is currently convertible pursuant to the terms of the Series A Certificate of Designation and the Series A-1 Certificate of Designation and (ii) in consideration of the conversion referenced in clause (i) above, the Company will issue to the Preferred Holder in exchange for the two remaining shares of Series A-1 Preferred Stock it holds, in an exchange transaction exempt from the registration requirements of the Securities Act of 1933 and all of the rules and regulations promulgated thereunder (the “Securities Act”) under Section 3(a)(9) of the Securities Act, 17,970 shares of Common Stock. The Series A Certificate of Designation and Series A-1 Certificate of Designation have not been amended or otherwise altered in connection with the Voluntary Conversion.

The Voluntary Conversion Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Voluntary Conversion Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Voluntary Conversion Agreement is attached as an exhibit to this filing. The foregoing description of the terms of the Voluntary Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 3.02. Unregistered Sales of Equity Securities

On the closing date of the Voluntary Conversion the Company will issue 803,469 shares of Common Stock in connection with the Voluntary Conversion. After the voluntary conversion of the majority of the Preferred Holder’s Series A Preferred Stock, the shares of Common Stock issued at closing in exchange for the Preferred Holder’s remaining share of Series A Preferred Stock will be issued in an exchange transaction pursuant to Section 3(a)(9) of the Securities Act. The shares of Common Stock will be issued in a private placement exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act. The information regarding the issuance of shares of Common Stock set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Item No.	Description
10.1	Voluntary Conversion Agreement dated as of May 2, 2017, by and among DG Value Partners, LP, DG Value Partners II Master Fund, LP and HC2 Holdings, Inc.

Cautionary Statement Regarding Forward Looking Statements

Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. In accordance with the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995, this Current Report and associated press releases contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. These statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company's actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Factors that could cause actual results, events and developments to differ include, without limitation, capital market conditions, the ability of HC2's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions, trading characteristics of the HC2 common stock, the ability of HC2 and its subsidiaries to identify any suitable future acquisition opportunities, our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions, integrating financial reporting of acquired or target businesses, completing pending and future acquisitions, and dispositions, litigation and other contingent liabilities and changes in regulations, taxes and risks that may affect the performance of the operating subsidiaries of HC2. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017

HC2 Holdings, Inc.
(Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer

EXHIBIT INDEX

Item No.	Description
10.1	Voluntary Conversion Agreement dated as of May 2, 2017, by and among DG Value Partners, LP, DG Value Partners II Master Fund, LP and HC2 Holdings, Inc.